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                                                                                       EXHIBIT 21
                                                                                      PAGE 1 OF 6


                         SUBSIDIARIES OF THE REGISTRANT
                         ------------------------------


                                                                State in which
                                                            Incorporated or Country
Name of Company                                               in which Organized
---------------                                               ------------------

Alexandril S.A.                                                  Uruguay
Arkay Pty Limited                                                Australia
Asia Pioneer Co., Ltd.                                           Hong Kong
Barbados Cosmetics Products Limited                              Barbados
Baser Kimya Sanayii Ve Ticaret Anonim Sirketi                    Turkiye
Baser Turketim Pazarlama Ve Ticaret Anonim Sirketi               Turkiye
Bella, S.A.                                                      France
Black Like Me (Proprietary) Limited                              South Africa
C-P Peru S.A.                                                    Peru
Cachet Investments Limited                                       Jersey Islands, U.K.
Chemtech (BVI) Co. Ltd                                           British Virgin Islands
Chet (Chemicals) (Proprietary) Limited                           South Africa
CKS, Inc.                                                        Delaware
Cleaning Dimensions, Inc.                                        Delaware
Cobelsa S.A.                                                     Argentina
Colgalive, S.A.                                                  Dominica Republic
Colgate (BVI) Limited                                            British Virgin Islands
Colgate (Guangzhou) Co. Ltd.                                     China
Colgate (U.K.) Limited                                           United Kingdom
Colgate Flavors and Fragrances, Inc.                             Delaware
Colgate Holdings Limited                                         United Kingdom
Colgate, Inc.                                                    Delaware
Colgate Music Direct                                             Delaware
Colgate Oral Pharmaceuticals, Inc.                               Delaware
Colgate Sports Foundation, Inc.                                  The Philippines
Colgate Venture Company, Inc.                                    Delaware
Colgate-Palmolive                                                France
Colgate-Palmolive                                                Ireland
Colgate-Palmolive & Cia                                          Colombia
Colgate-Palmolive A.B.                                           Sweden
Colgate-Palmolive A.G.                                           Switzerland
Colgate-Palmolive Adria d.o.o.                                   Slovenia
Colgate-Palmolive (America), Inc.                                Delaware
Colgate-Palmolive A/S                                            Denmark
Colgate-Palmolive Belgium S.A.                                   Belgium
Colgate-Palmolive Beteiligungsverwaltungs GmbH                   Germany
Colgate-Palmolive (B) Sdn. Bhd.                                  Brunei
Colgate-Palmolive (Blantyre) Limited                             Malawi
Colgate-Palmolive Bolivia, Ltda                                  Bolivia
Colgate-Palmolive (Borzesti) SRL                                 Romania
Colgate-Palmolive (Botswana) (Proprietary) Ltd                   Botswana
Colgate-Palmolive (Bulgaria) Ltd                                 Bulgaria
Colgate-Palmolive (C.A.) Inc. y Compania Limitada                Guatemala
Colgate-Palmolive Cameroun S.A.                                  Cameroon
Colgate-Palmolive Canada, Inc.                                   Canada

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                                                                                                        EXHIBIT 21
                                                                                                        PAGE 2 OF 6


                                                                         State in which
                                                                     Incorporated or Country
Name of Company                                                         in which Organized
---------------                                                         ------------------
Colgate-Palmolive (Caribbean), Inc.                                        Delaware
Colgate-Palmolive (Central America), Inc.                                  Delaware
Colgate-Palmolive Central European Management Inc.                         Delaware
Colgate-Palmolive (Centro America) S.A.                                    Guatemala
Colgate-Palmolive (Ceylon) Limited                                         Sri Lanka
Colgate-Palmolive Charitable Foundation                                    Delaware
Colgate-Palmolive Chile S.A.                                               Chile
Colgate-Palmolive, Cia.                                                    Delaware
Colgate-Palmolive Co. (Jamaica) Ltd.                                       Jamaica
Colgate-Palmolive (Commerciale) Limitada                                   Mozambique
Colgate-Palmolive Compania Anonima                                         Venezuela
Colgate-Palmolive Company, Distr.                                          Puerto Rico
Colgate-Palmolive (Costa Rica), S.A.                                       Costa Rica
Colgate-Palmolive Cote d'Ivoire, S.A.                                      Ivory Coast
Colgate-Palmolive Czech Republic spol. s.r.o.                              Czechoslovakia
Colgate-Palmolive de Paraguay, S.A.                                        Paraguay
Colgate-Palmolive de Puerto Rico, Inc.                                     Delaware
Colgate-Palmolive del Ecuador, S.A.                                        Ecuador
Colgate-Palmolive del Peru (Delaware) Inc. Secursal del Peru               Delaware
Colgate-Palmolive Deutschland Holding GmbH                                 Germany
Colgate-Palmolive Development Corp.                                        Delaware
Colgate-Palmolive Distribution Co. (Pty) Ltd                               Botswana
Colgate-Palmolive (Dominica), Inc.                                         Delaware
Colgate-Palmolive (Dominican Republic), Inc.                               Delaware
Colgate-Palmolive (East Africa) Limited                                    Kenya
Colgate-Palmolive (Eastern) Pte. Ltd                                       Singapore
Colgate-Palmolive (Egypt) S.A.E.                                           Egypt
Colgate-Palmolive Enterprises, Inc.                                        Delaware
Colgate-Palmolive Espana, S.A                                              Spain
Colgate-Palmolive Europe S.A.                                              Belgium
Colgate-Palmolive (Far East) Sdn Bhd                                       Malaysia
Colgate-Palmolive (Fiji) Limited                                           Fiji Islands
Colgate-Palmolive (Finance) (Pty) Limited                                  South Africa
Colgate-Palmolive G.m.b.H.                                                 Germany
Colgate-Palmolive Gabon                                                    Gabon
Colgate-Palmolive Gesellschaft G.m.b.H.                                    Austria
Colgate-Palmolive Global Trading Company                                   Delaware
Colgate-Palmolive (Gulf States) Ltd.                                       British Virgin Islands
Colgate-Palmolive (Guyana) Ltd                                             Guyana
Colgate-Palmolive Haci Sakir Sabun Sanayi ve Ticaret Anonim Sirket         Turkiye
Colgate-Palmolive (H.K.) Limited                                           Hong Kong
Colgate-Palmolive (Hellas) S.A. I.C.                                       Greece
Colgate-Palmolive Holding Argentina S.A.                                   Argentina
Colgate-Palmolive Holding Inc.                                             Delaware
Colgate-Palmolive Hungary Trading Unlimited Partnership                    Hungary
Colgate-Palmolive (Hungary) Manufacturing, Limited Liability Company       Hungary
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                                                                                                           EXHIBIT 21
                                                                                                          PAGE 3 OF 6


                                                                              State in which
                                                                          Incorporated or Country
Name of Company                                                              in which Organized
---------------                                                              ------------------
Colgate-Palmolive, Inc.                                                        Delaware
Colgate-Palmolive (India) Limited                                              India
Colgate-Palmolive Industries (Private) Ltd                                     Zimbabwe
Colgate-Palmolive International Holdings B.V.                                  Netherlands
Colgate-Palmolive International Incorporated                                   Delaware
Colgate-Palmolive Investment Co., Inc.                                         Delaware
Colgate-Palmolive Investments, Inc.                                            Delaware
Colgate-Palmolive Investments (PNG) Pty Ltd                                    Papua New Guinea
Colgate-Palmolive (Latvia) SIA                                                 Latvia
Colgate-Palmolive Limited                                                      New Zealand
Colgate-Palmolive, Ltda                                                        Brazil
Colgate-Palmolive (Malaysia) Sdn Bhd                                           Malaysia
Colgate-Palmolive (Marketing)  Sdn Bhd                                         Malaysia
Colgate-Palmolive Mennen Limited                                               United Kingdom
Colgate-Palmolive (Middle East Exports) Ltd.                                   British Virgin Islands
Colgate-Palmolive (Mocambique) Limitada                                        Mozambique
Colgate-Palmolive Morocco                                                      Morocco
Colgate-Palmolive Nederland B.V.                                               Netherlands
Colgate-Palmolive (Nepal) Private Limited                                      Nepal
Colgate-Palmolive (New York), Inc.                                             Delaware
Colgate-Palmolive (Nigeria) Services Ltd.                                      Nigeria
Colgate-Palmolive NJ, Inc.                                                     New Jersey
Colgate-Palmolive Nordic A/S                                                   Denmark
Colgate-Palmolive Norge A/S                                                    Norway
Colgate-Palmolive Senegal (ex NSOA) S.A.                                       Senegal
Colgate-Palmolive Participacoes e Investimentos Imobiliarios, S.A.             Portugal
Colgate-Palmolive The Philippines, Inc.                                        The Philippines
Colgate-Palmolive Peru S.A.                                                    Peru
Colgate-Palmolive (PNG) Pty Ltd                                                Papua New Guinea
Colgate-Palmolive (Poland) Sp. z 0.0.                                          Poland
Colgate-Palmolive Pty Limited                                                  Australia
Colgate-Palmolive (Pty) Limited                                                South Africa
Colgate-Palmolive (Research & Development), Inc.                               Delaware
Colgate-Palmolive (Romania) SRL                                                Romania
Colgate-Palmolive, S.A.                                                        Portugal
Colgate-Palmolive, S.A. de C.V.                                                Mexico
Colgate-Palmolive (Slovakia) sro                                               Slovakia
Colgate-Palmolive Sociedad Anonima Industrial y Commercial                     Argentina
Colgate-Palmolive Son Hai Limited                                              Vietnam
Colgate-Palmolive S.p.A.                                                       Italy
Colgate-Palmolive SP                                                           Ukraine
Colgate-Palmolive Temizlik Urunleri Sanayi ve Ticart S.A.                      Delaware
Colgate-Palmolive (Thailand) Ltd.                                              Thailand
Colgate-Palmolive Transnational Inc.                                           Delaware
Colgate-Palmolive (Uganda) Limited                                             Uganda
Colgate-Palmolive (U.K.) Limited                                               United Kingdom
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                                                                                           EXHIBIT 21
                                                                                          PAGE 4 OF 6


                                                                                 State in which
                                                                              Incorporated or Country
Name of Company                                                                  in which Organized
---------------                                                                  ------------------

Colgate-Palmolive (Zimbabwe), Inc.                                                 Delaware
Consumer Viewpoint Center, Inc.                                                    New Jersey
Cosmeticos Grasse Ltda.                                                            Chile
Cotelle S.A.                                                                       France
CP Adina S.A.                                                                      Colombia
CP Holding S.A.                                                                    France
CP Super Management Pty Ltd                                                        Australia
CPC Funding Company                                                                Delaware
CPIF, Inc.                                                                         Delaware
Cristasol, S.A.                                                                    Spain
Delpha, S.A.                                                                       France
Dental Pack Industria E Comercio Ltda                                              Brazil
Dentatech (BVI) Co. Ltd                                                            British Virgin Islands
Dimac Development Corp.                                                            Delaware
Direct Development, Inc.                                                           Massachusetts
Distribuidora Edison S.A.                                                          Argentina
Dominica Coconut Products Limited                                                  Dominica
EKIB, Inc.                                                                         Delaware
ELM Company Limited                                                                Bermuda
Empresa de Maquilas, S.A. de C.V.                                                  Mexico
Endeavon (PNG) Pty Ltd.                                                            Papua New Guinea
Fabnac Colgate-Palmolive S.A.                                                      Haiti
Fundacion Colgate-Palmolive Dominicana, N/A, Inc.                                  Dominican Republic
Global Trading and Supply Company                                                  Delaware
Hamol B.V.                                                                         Netherlands
Hamol, Ltd                                                                         Delaware
Hao Lai Chemical Co. Ltd.                                                          Taiwan
Hawley & Hazel (BVI) Company Ltd                                                   British Virgin Islands
Hawley & Hazel (Malaysia) Sdn Bhd                                                  Malaysia
Hawley & Hazel Chemical Co. (H.K.) Ltd.                                            Hong Kong
Hawley & Hazel Chemical Co. Singapore (Pte.) Ltd.                                  Singapore
Hawley & Hazel Chemical Company (Zhongshou) Limited                                China
Hawley & Hazel China Investment Limited                                            China
Hawley & Hazel Investment Co., Ltd.                                                Hong Kong
Hawley & Hazel Taiwan Corporation                                                  Taiwan
Herrick International Limited                                                      British Virgin Islands
Hill's Funding Company                                                             Delaware
Hill's Pet Nutrition B.V.                                                          Netherlands
Hill's International Sales FSC B.V.                                                Netherlands
Hill's Pet Nutrition Canada Inc.                                                   Canada
Hill's Pet Nutrition de Puerto Rico, Inc.                                          Puerto Rico
Hill's Pet Nutrition Espana, S.L.                                                  Spain
Hill's Pet Nutrition GmbH                                                          Germany
Hill's Pet Nutrition, Inc.                                                         Delaware
Hill's Pet Nutrition Ltd.                                                          United Kingdom
Hill's Pet Nutrition Manufacturing, B.V.                                           Netherlands
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                                                                                                                    EXHIBIT 21
                                                                                                                   PAGE 5 OF 6


                                                                                    State in which
                                                                                Incorporated or Country
Name of Company                                                                    in which Organized
---------------                                                                    ------------------

Hill's Pet Nutrition Pty Limited                                                     Australia
Hill's Pet Nutrition Sales, Inc.                                                     Delaware
Hill's Pet Products (Benelux) S.A.                                                   Belgium
Hill's Pet Products de Mexico, S.A. de C.V.                                          Mexico
Hill's Pet Products (NZ) Limited                                                     New Zealand
Hill's Pet Products Manufacturing, B.V.                                              Netherlands
Hill's Pet Products S.p.A.                                                           Italy
Hill's Pet Products SNC                                                              France
Hill's Pet Products, Inc.                                                            Delaware
Hill's-Colgate (Japan) Ltd.                                                          Japan
Hopro Liquidating Corp.                                                              Ohio
Industrial Jabonera Ecuatoriana S.A.                                                 Ecuador
Industrias Quimicas Associadas Multiquim, S.A.                                       Ecuador
Inmobiliara Hills, S.A. de C.V.                                                      Mexico
Innovacion Creativa, S.A. de C.V.                                                    Mexico
Inter-Hamol, S.A.                                                                    Luxembourg
International Equitable Assocation (Industrial & Commercial) Limited                 Nigeria
K.G. Caviar Im-Und Export, GmbH & Co.                                                Germany
Kolynos Corporation                                                                  Delaware
Kolynos do Brasil Ltda                                                               Brazil
Laboratorios Farmapure, Inc.                                                         Puerto Rico
Lournay Sales, Inc.                                                                  Delaware
Mennen de Nicaragua, S.A.                                                            Delaware
Mennen Guatemala, S.A.                                                               Guatemala
Mennen Interamerica Limited                                                          Delaware
Mennen Investments Inc.                                                              Delaware
Mennen Limited                                                                       Delaware
Mennen Products (Pty) Ltd                                                            South Africa
Mennen South Africa, Ltd                                                             Delaware
Mission Hill's Property Corporation                                                  Delaware
Mission Hills, S.A. de C.V.                                                          Mexico
New Science, Inc.                                                                    Delaware
Norwood International Incorporated                                                   Delaware
ODOL Sociedad Anonima Industrial y Commercial                                        Argentina
Olive Music Publishing Corporation                                                   Delaware
Oraltech Company, Limited                                                            British Virgin Islands
Palmolive (Guangzhou) Co. Ltd.                                                       China
Paramount Research, Inc.                                                             Delaware
Pet Chemicals Inc.                                                                   Florida
Polyana S.A.                                                                         Uruguay
Princess House de Mexico, S.A. de C.V.                                               Mexico
Productors Halogenados Copalven, C.A.                                                Venezuela
P.T. Colgate-Palmolive Indonesia                                                     Indonesia
P.T. Hawley & Hazel Indonesia                                                        Indonesia
Purity Holding Company                                                               Delaware
Purity Music Publishing Corporation                                                  Delaware
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                                                                                                       EXHIBIT 21
                                                                                                      PAGE 6 OF 6


                                                                                    State in which
                                                                                 Incorporated or Country
Name of Company                                                                    in which Organized
---------------                                                                    ------------------

Refresh Company Limited                                                               Dominica
Samuel Taylor Holdings B.V.                                                           Netherlands
Siam Purity Distribution Co. Ltd.                                                     Thailand
Societe Industriale de Bourbon, S.I.B.                                                Reunion
Softsoap Enterprises, Inc.                                                            Massachusetts
Somerset Collections Inc.                                                             Massachusetts
Southhampton-Hamilton Company                                                         Delaware
Syarika Tahara Sdn Bhd                                                                Malaysia
The Lournay Company, Inc.                                                             Delaware
The Mennen Company                                                                    New Jersey
The Murphy-Phoenix Company                                                            Ohio
VCA, Inc.                                                                             Delaware
Veterinary Companies of America, Inc.                                                 Delaware
Village Bath Products, Inc.                                                           Minnesota
Vipont Pharmaceutical, Inc.                                                           Delaware
XEB, Inc                                                                              New Jersey
ZAO Colgate-Palmolive (Russia)                                                        Russia
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